SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                           FORM 10-K/A

         Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Historic Preservation Properties 1989 Limited Partnership




                            EXHIBITS
   HISTORIC PRESERVATION PROPERTIES 1989 LIMITED PARTNERSHIP

                       Index to Exhibits

Exhibit No.                        Title of Documents

                                3(a)   Certificate   of   Limited
                         Partnership   of  Historic  Preservation
                         Properties   1989  Limited   Partnership
                         dated as of August 30, 1988 (filed as an
                         exhibit     to     the     Partnership's
                         Registration  Statement  of  Form  S-11,
                         File   No.  33-24129,  and  incorporated
                         herein by this reference).

                                 3(b)    Agreement   of   Limited
                         Partnership   of  Historic  Preservation
                         Properties   1989  Limited   Partnership
                         dated as of August 30, 1988 (filed as an
                         exhibit     to     the     Partnership's
                         Registration  Statement  on  Form  S-11,
                         File   No.  33-24129,  and  incorporated
                         herein by this reference).

                              3(c) Amended and Restated Agreement
                         of   Limited  Partnership  of   Historic
                         Preservation  Properties  1989   Limited
                         Partnership  dated as  of  December  19,
                         1988, as currently in effect, other than
                         amendments thereto which provide  solely
                         for  the  admission  or  withdrawal   of
                         investors  as  limited partners  of  the
                         Partnership (filed as an exhibit to  the
                         Partnership's Registration Statement  of
                         Form   S-11,   File  No.  33-2419,   and
                         incorporated herein by this reference).

                               4(a)  See Exhibits 3(a), 3(b)  and
                         3(c).

                         10(a)     Sales Agency Agreement between
                         Historic  Preservation  Properties  1989
                         Limited   Partnership  and  Boston   Bay
                         Capital,  Inc., dated December 19,  1989
                         (filed  as  Exhibit  No.  10(a)  to  the
                         Partnership;s Form 10-K as  of  December
                         31, 1989 and incorporated herein by this reference).

                         10(b)       Escrow   Deposit   Agreement
                         between Historic Preservation Properties
                         1989  Limited Partnership and Wainwright
                         Bank  and  Trust Company dated  December
                         19, 1989 (filed as Exhibit No. 10(b)  to
                         the   Partnership's  Form  10-K  as   of
                         December   31,   1989  and  incorporated
                         herein by this reference).
                         10(c)      Documents  relating  to   the
                         acquisition  of  a  general  partnership
                         interest  in  Jenkins  Court  Associates
                         Limited  Partnership (filed as  part  of
                         Post-Effective Amendment No.  1  to  the
                         Partnership;s Registration Statement  of
                         Form   S-11,  File  No.  33-24129,   and
                         incorporated herein by this reference).

                         10(d)      Documents  relating  to   the
                         acquisition  of  a  general  partnership
                         interest  in  Portland Lofts  Associates
                         Limited  Partnership (filed as  part  of
                         Post-Effective Amendment No.  2  to  the
                         Partnership's Registration Statement  on
                         Form   S-11,  File  No.  33-24129,   and
                         incorporated herein by this reference).

                         10(e)      Documents  relating  to   the
                         acquisition  of  a  general  partnership
                         interest  in 402 Julia Street Associates
                         Limited Partnership (filed as a part  of
                         Post-Effective Amendment No.  2  to  the
                         Partnership's Registration Statement  on
                         Form   S-11,  File  No.  33024129,   and
                         incorporated by this reference).

                         10(f)      Documents  relating  to   the
                         acquisition    of    the    Cosmopolitan
                         Building, St. Paul, Minnesota.

                                                               I.
                                   Purchase  and  Sale  Agreement
                                   between   Historic   Landmarks
                                   Realty   Growth   Fund:    The
                                   Cosmopolitan  (the  "Seller"),
                                   as    Seller,   and   Historic
                                   Preservation  Properties  1989
                                   Limited    Partnership    (the
                                   "Partnership"),   as    Buyer,
                                   dated  as  of  July  14,  1989
                                   (filed   as  part   of   Post-
                                   Effective Amendment No.  2  to
                                   the Partnership's Registration
                                   Statement  on Form S-11,  File
                                   No. 33-24129, and incorporated
                                   herein by this reference).

                                                              II.
                                   Amendment to Purchase and Sale
                                   Agreement   dated   September,
                                   1989,  between the Seller  and
                                   the   Partnership  (filed   as
                                   Exhibit  No.  10(f)   to   the
                                   Partnership's Form 10-K as  of
                                   December    31,    1989    and
                                   incorporated  herein  by  this
                                   reference).

                                                             III.
                                   Loan  Agreement dated December
                                   18,     1989    between    the
                                   Partnership    and     Meritor
                                   Savings Bank (filed as Exhibit
                                   No. 10(f) to the Partnership's
                                   Form  10-K as of December  31,
                                   1989  and incorporated  herein
                                   by this reference).

                                                              IV.
                                   Allonge to First Loan Note and
                                   Second    Loan   Note    dated
                                   December 18, 1989, between the
                                   Partnership    and     Meritor
                                   Savings Bank (filed as Exhibit
                                   No. 10(f) to the Partnership's
                                   Form  10-K as of December  31,
                                   1989  and incorporated  herein
                                   by this reference).

                                                               V.
                                   Mortgage,  Security Agreement,
                                   Modification,    Consolidation
                                   and  Amendment Agreement dated
                                   December 18, 1989, between the
                                   Partnership    and     Meritor
                                   Savings Bank (filed as Exhibit
                                   No. 10(f) to the Partnership's
                                   Form  10-K as of December  31,
                                   1989  and incorporated  herein
                                   by this reference).

                                                              VI.
                                   Security    Agreement    dated
                                   December 18, 1989 between  the
                                   Partnership    and     Meritor
                                   Savings Bank (filed as Exhibit
                                   No. 10(f) to the Partnership's
                                   Form  10-K as of December  31,
                                   1989  and incorporated  herein
                                   by this reference).

                                                             VII.
                                   Assignment     of      Leases,
                                   Consolidation and Modification
                                   Agreement  dated December  18,
                                   1989  between the  Partnership
                                   and   Meritor   Savings   Bank
                                   (filed as Exhibit No. 10(f) to
                                   the Partnership's Form 10-K as
                                   of   December  31,  1989   and
                                   incorporated  herein  by  this
                                   reference).

                                                            VIII.
                                   Assignment    of    Depository
                                   accounts  dated  December  18,
                                   1989  between the  Partnership
                                   and   Meritor   Savings   Bank
                                   (filed as Exhibit No. 10(f) to
                                   the Partnership's Form 10-K as
                                   of   December  31,  1989   and
                                   incorporated  herein  by  this
                                   reference).

                                                              IX.
                                   Assignment  and  Subordination
                                   of   Management  and   Leasing
                                   Consolidation and Modification
                                   Agreement  dated December  18,
                                   1989  between the  Partnership
                                   and   Meritor   Savings   Bank
                                   (filed as Exhibit No. 10(f) to
                                   the Partnership's Form 10-K as
                                   of   december  31,  1989   and
                                   incorporated  herein  by  this
                                   reference).


                                                               X.
                                   Management     and     Leasing
                                   Agreement dated as of  October
                                   17,     1989    between    the
                                   Partnership    and     McKenna
                                   Management  Associates  (filed
                                   as   Exhibit  10(f)   to   the
                                   Partnership's Form 10-K as  of
                                   December    31,    1989    and
                                   incorporated  herein  by  this
                                   reference).

                         10(g)Documents relating to $400,000 loan to Portland Lofts Associated Limited
                         Partnership

                                                               I.
                                   Promissory     Note,     dated
                                   December  29, 1989,  delivered
                                   by  Portland Lofts  Associates
                                   Limited Partnership to Capital
                                   Consultants,  Inc.  (filed  as
                                   Exhibit    10(g)    to     the
                                   Partnership's Form  10-K as of
                                   December    31,    1989    and
                                   incorporated  herein  by  this
                                   reference).

                                                              II.
                                   Deed  of  Trust  and  Security
                                   Agreement  dated December  29,
                                   1989,  between Portland  Lofts
                                   Associates Limited Partnership
                                   and  Capital Consultants, Inc.
                                   (filed as Exhibit No. 10(g) to
                                   the Partnership's Form 10-K as
                                   of   December  31,  1989   and
                                   incorporated  herein  by  this
                                   reference).

                                                             III.
                                   Assignment  of  Surplus  dated
                                   December  29, 1989,  delivered
                                   by  Joseph  W.  Angel  II  and
                                   Lynne   I.  Angel  to  Capital
                                   Consultants,  Inc.  (filed  as
                                   Exhibit  No.  10(g)   to   the
                                   Partnership's Form 10-K as  of
                                   December    31,    1989    and
                                   incorporated  herein  by  this
                                   reference).

                                                              IV.
                                   Guaranty of Note and  Deed  of
                                   Trust dated December 29, 1989,
                                   delivered by Joseph  W.  Angel
                                   II  and  Dennis M.  Gilman  to
                                   Capital   Consultants,    Inc.
                                   (filed as Exhibit No. 10(g) to
                                   the Partnership's Form 10-K as
                                   of   December  31,  1989   and
                                   incorporated  herein  by  this
                                   reference).

                         10(h)Management Agreement  dated  August
                         20,    1989   between   Portland   Lofts
                         Associates Limited Partnership and Great
                         Northwest  Management (filed as  Exhibit
                         No. 10(h) to the Partnership's Form 10-K as of December 31, 1989 and incorporated herein by this reference).

                         10(i)Documents relating to Settlement of
                         Fleet  National  Bank  Loan  to  Jenkins
                         Court   Associates  Limited  Partnership
                         (all dated as of February 7, 1991).

                                                               I.
                                   Settlement  Agreement  between
                                   Fleet  National Bank ("Fleet")
                                   and  Jenkins Court  Associates
                                   Limited  Partnership ("Jenkins
                                   Court") (filed as Exhibit  No.
                                   10(i)   to  the  Partnership's
                                   Form  10-K as of December  31,
                                   1991  and incorporated  herein
                                   by this reference).

                                                              II.
                                   Agreement  between  Fleet  and
                                   Jenkins   Court   (filed    as
                                   Exhibit  No.  10(i)   to   the
                                   Partnership's Form 10-K as  of
                                   December    31,    1991    and
                                   incorporated  herein  by  this
                                   reference).

                                                             III.
                                   $250,000  Promissory  Note  of
                                   Jenkins   Court   (filed    as
                                   Exhibit  No.  10(i)   to   the
                                   Partnership's Form 10-K as  of
                                   December    31,    1991    and
                                   incorporated  herein  by  this
                                   reference).

                                                              IV.
                                   $20,820,000    Amended     and
                                   Restated  Promissory  Note  of
                                   Jenkins   Court   (filed    as
                                   Exhibit  No.  10(i)   to   the
                                   Partnership's Form 10-K as  of
                                   December    31,    1991    and
                                   incorporated  herein  by  this
                                   reference).

                                                               V.
                                   Open End Mortgage Modification
                                   Agreement  between  Fleet  and
                                   Jenkins   Court   (filed    as
                                   Exhibit  No.  10(i)   to   the
                                   Partnership's Form 10-K as  of
                                   December    31,    1991    and
                                   incorporated  herein  by  this
                                   reference).

                                                              VI.
                                   Assignment        Modification
                                   Agreement  between  Fleet  and
                                   Jenkins   Court   (filed    as
                                   Exhibit  No.  10(i)   to   the
                                   Partnership's Form 10-K as  of
                                   December    31,    1991    and
                                   incorporated  herein  by  this
                                   reference).

                         10(j)Documents   relating   to   Amended
                         Settlement  of  Fleet  Loan  to  Jenkins
                         Court  (all  dated  as  of  January  29,
                         1992).

                                                               I.
                                   First   Amended  and  Restated
                                   Settlement  Agreement  between
                                   Fleet and Jenkins Court (filed
                                   as  Exhibit No. 10(j)  to  the
                                   Partnership's Form 10-K as  of
                                   December    31,    1991    and
                                   incorporated  herein  by  this
                                   reference).

                                                              II.
                                   First  Allonge to Amended  and
                                   Restated  Promissory  Note  of
                                   Jenkins   Court   (filed    as
                                   Exhibit  No.  10(j)   to   the
                                   Partnership's Form 10-K as  of
                                   December    31,    1991    and
                                   incorporated  herein  by  this
                                   reference).

                                                             III.
                                   Open End Mortgage Modification
                                   Agreement  between  Fleet  and
                                   Jenkins   Court   (filed    as
                                   Exhibit  No.  10(j)   to   the
                                   Partnership's Form 10-K as  of
                                   December    31,    1991    and
                                   incorporated  herein  by  this
                                   reference).

                                                              IV.
                                   Assignment        Modification
                                   Agreement  between  Fleet  and
                                   Jenkins   Court   (filed    as
                                   Exhibit  No.  10(j)   to   the
                                   Partnership's Form 10-K as  of
                                   December    31,    1991    and
                                   incorporated  herein  by  this
                                   reference).

                                                               V.
                                   Closing  Letter between  Fleet
                                   and  Jenkins Court  (filed  as
                                   Exhibit  No.  10(j)   to   the
                                   Partnership's Form 10-K as  of
                                   December    31,    1991    and
                                   incorporated  herein  by  this
                                   reference).

                         10(k)Agreement for Extension of Debt and Related Matters between Security Pacific Bank Oregon, Portland Lofts Associates Limited Partnership and Joseph W. Angel, II dated May 7, 1991 (filed as Exhibit No. 10(k) to the Partnership's Form 10-K as of December 31, 1991 and incorporated herein by this reference).

                         10(l)Documents  related  to  the  Second
                         Amended  Settlement  of  Fleet  Loan  to
                         Jenkins Court dated as of July 2, 1992.

                                                               I.
                                   Second  Amended  and  Restated
                                   Settlement  Agreement  between
                                   Fleet and Jenkins Court (filed
                                   as  Exhibit No. 10(l)  to  the
                                   Partnership's Form 10-K as  of
                                   December    31,    1992    and
                                   incorporated  herein  by  this
                                   reference).

10(m)                          Documents relating to the  Amended
                         $6,800,000 Construction Loan to Portland
                         Lofts   Associates  Limited  Partnership
                         (all dated as of March 31, 1992).

                                                               I.
                                   Promissory  Note  of  Portland
                                   Lofts to Security Pacific Bank
                                   Oregon (Security Pacific) (now
                                   Bank  of  America)  (filed  as
                                   Exhibit  No.  10(m)   to   the
                                   Partnership's Form 10-K as  of
                                   December    31,    1992    and
                                   incorporated  herein  by  this
                                   reference).

                                                              II.
                                   Deed  of  Trust  and  Security
                                   Agreement   between   Portland
                                   Lofts   and  Security  Pacific
                                   (filed as Exhibit No. 10(m) to
                                   the Partnership's Form 10-K as
                                   of   December  31,  1992   and
                                   incorporated  herein  by  this
                                   reference).

                                                             III.
                                   Assignment   of   Leases   and
                                   Conditional   Assignment    of
                                   Rentals  by Portland Lofts  to
                                   Security  Pacific  (filed   as
                                   Exhibit  No.  10(m)   to   the
                                   Partnership's Form 10-K as  of
                                   December    31,    1992    and
                                   incorporated  herein  by  this
                                   reference).

                                                              IV.
                                   Guarantees of Note and Deed of
                                   Trust  delivered by East  Bank
                                   Development, Inc.,  Joseph  W.
                                   Angel,  II, Dennis  M.  Gilman
                                   and   Martin  J.  Soloway   to
                                   Security  Pacific  (filed   as
                                   Exhibit  No.  10(m)   to   the
                                   Partnership's Form 10-K as  of
                                   December    31,    1992    and
                                   incorporated  herein  by  this
                                   reference).

                                                               V.
                                   Arbitration Agreement  between
                                   Portland  Lofts  and  Security
                                   Pacific (filed as Exhibit  No.
                                   10(m)   to  the  Partnership's
                                   Form  10-K as of December  31,
                                   1992  and incorporated  herein
                                   by this reference).

                         10(n)Management Agreement dated April 1,
                         1992  between Portland Lofts  Associates
                         Limited  Partnership and C  &  R  Realty
                         (filed  as  Exhibit  No.  10(n)  to  the
                         Partnership's Form 10-K as  of  December
                         31, 1992 and incorporated herein by this reference).

                         10(o)Documents relating to the sale of a
                         portion   of   the  general  partnership
                         interest  in 402 Julia Street Associates
                         Limited Partnership (all dated September
                         16, 1993)

                                                               I.
                                   Second   Amendment   to    the
                                   Amended and Restated Agreement
                                   of  Limited Partnership of 402
                                   Julia     Street    Associates
                                   Limited Partnership (filed  as
                                   Exhibit  No.  10(o)   to   the
                                   Partnership's Form 10-K as  of
                                   December    31,    1993    and
                                   incorporated  herein  by  this
                                   reference).

                                                              II.
                                   Assignment    and   Assumption
                                   Agreement     between      the
                                   Partnership,  and   Henry   M.
                                   Lambert  and  R.  Carey  Bond.
                                   (filed as Exhibit No. 10(o) to
                                   the Partnership's Form 10-K as
                                   of   December  31,  1993   and
                                   incorporated  herein  by  this
                                   reference).

                                                             III.
                                   Security Agreement between the
                                   Partnership, and  Lambert  and
                                   Bond  (filed  as  Exhibit  No.
                                   10(o)   to  the  Partnership's
                                   Form  10-K as of December  31,
                                   1993  and incorporated  herein
                                   by this reference).

                         10(p)Agreement  for  Extension  of  Loan
                         from   Fleet   Bank  to  Jenkins   Court
                         Associates Limited Partnership (dated as of June 15, 1993) (filed as Exhibit No. 10(p) to the Partnership's Form 10-K as of December 31, 1993 and incorporated herein by this reference).

                         10(q)Agreement  for  Extension  of  Loan
                         from   Capital  Consultants,   Inc.   to
                         Portland   Lofts   Associates    Limited
                         Partnership  (dated  January  3,   1994)
                         (filed  as  Exhibit  No.  10(q)  to  the
                         Partnership's Form 10-K as  of  December
                         31, 1993 and incorporated herein by this reference).

                         10(r)Documents relating to  the  $15,000
                         loan   to   Portland  Lofts   Associates
                         Limited Partnership (all dated March  2,
                         1992)

                                                               I.
                                   Rehabilitation Loan  Agreement
                                   between Portland Lofts and the
                                   City  of  Portland (acting  by
                                   and   through   the   Portland
                                   Development Commission) (filed
                                   as  Exhibit No. 10(r)  to  the
                                   Partnership's Form 10-K as  of
                                   December    31,    1993    and
                                   incorporated  herein  by  this
                                   reference).

                                                              II.
                                   Promissory    Note     between
                                   Portland Lofts and the City of
                                   Portland   (acting   by    and
                                   through      the      Portland
                                   Development Commission) (filed
                                   as  Exhibit No. 10(r)  to  the
                                   Partnership's Form 10-K as  of
                                   December    31,    1993    and
                                   incorporated  herein  by  this
                                   reference).

                                                       III. Trust
                                   Deed  between  Portland  Lofts
                                   and   the   City  of  Portland
                                   (acting  by  and  through  the
                                   Portland           Development
                                   Commission) (filed as  Exhibit
                                   No. 10(r) to the Partnership's
                                   Form  10-K as of December  31,
                                   1993  and incorporated  herein
                                   by this reference).

10(s)                            Documents   relating   to    the
                         settlement  of  amounts payable  between
                         Portland  Lofts and Richard E.  Ragland,
                         AIA

                                                               I.
                                   Letter of agreement signed  by
                                   Portland  Lofts  and   Ragland
                                   (dated  March 17, 1994) (filed
                                   as  Exhibit No. 10(s)  to  the
                                   Partnership's Form 10-K as  of
                                   December    31,    1993    and
                                   incorporated  herein  by  this
                                   reference).

                                                              II.
                                   Promissory    Note     between
                                   Portland  Lofts  and   Ragland
                                   (dated   February  22,   1994)
                                   (filed as Exhibit No. 10(s) to
                                   the Partnership's Form 10-K as
                                   of   December  31,  1993   and
                                   incorporated  herein  by  this
                                   reference).
                                                             III.
                                   Release   of  Claims   between
                                   Portland  Lofts  and   Ragland
                                   (dated   February  22,   1994)
                                   (filed as Exhibit No. 10(s) to
                                   the Partnership's Form 10-K as
                                   of   December  31,  1993   and
                                   incorporated  herein  by  this
                                   reference).

                                                              IV.
                                   Release  of All Claims between
                                   Ragland  and  Portland   Lofts
                                   (dated  March 1, 1994)  (filed
                                   as  Exhibit No. 10(s)  to  the
                                   Partnership's Form 10-K as  of
                                   December    31,    1993    and
                                   incorporated  herein  by  this
                                   reference).

                         10(t)Documents relating to the amendment
                         of   loan   documents  by  and   between
                         Historic  Preservation  Properties  1989
                         Limited  Partnership  and  Mellon  Bank,
                         N.A.  (all dated December 28, 1994,  but
                         executed  January  4, 1995),  (filed  as
                         Exhibit 10(t) to the Partnership's  Form
                         10-K   as  of  December  31,  1994   and
                         incorporated herein by the reference).

                                                               I.
                                   First   Amendment   to    Note
                                   Mortgage  and  Assignment   of
                                   Leases.

                                                              II.
                                   Second   Amendment   to   Loan
                                   Agreement

                                                             III.
                                   Letter Agreement on Payment of
                                   Legal Fees

                         10(u)Letter   Agreement  on   Management
                         Functions   by   and  between   Historic
                         Preservation  Properties  1989   Limited
                         Partnership and Jenkins Court  Investors
                         Limited Partnership (dated September  8,
                         1994),  (filed as Exhibit 10(u)  to  the
                         Partnership's Form 10-K as  of  December
                         31, 1994 and incorporated herein by this reference).

  10(v) Stipulation of Settlement, dated August 31, 1995, by and among Jenkins Court Associates Limited Partnership, Miles S. Katzen, Jenkins Court Investors Limited Partnership, MSK Associates, Inc., Jane Katzen, Frank Seidman, the Jane II Corporation and Jenkins Court Pennsylvania L.P.

  10(w) Asset Management Agreement, dated October 1, 1995, by and among Historic Preservation Properties Limited
                         Partnership,    Historic    Preservation
                         Properties   1988  Limited  Partnership,
                         Historic  Preservation  Properties  1989
                         Limited       Partnership,      Historic
                         Preservation  Properties 1990  L.P.  Tax
                         Credit  Fund  and  Claremont  Management
                         Corporation.

  10(x) Property Management Agreement, dated November 1, 1995, by and between Historic Preservation Properties 1989 L.P. and Claremont Management Corporation.

                         10 (y)First Amendment to Loan Documents,
                         dated  June  1,  1995,  by  and  between
                         Portland   Lofts   Associates    Limited
                         Partnership   and  Capital  Consultants,
                         Inc.

  22                            List   of  Investee  Partnerships
                         (filed   as  Exhibit  No.  22   to   the
                         Partnership's Form 10-K as  of  December
                         31, 1989 and incorporated herein by this reference).

                         28(ii)(a)  Pages 13-25, 28-36 and  36-39
                         of  the  Partnership's Prospectus  dated
                         December   19,  1988  (filed  with   the
                         Commission pursuant to Rule 424(b) on January 5, 1989 and incorporated herein by this reference).

                         28(ii)(b)  Supplement  No.  1   to   the
                         Partnership's  Prospectus dated  January
                         20,  1989  (filed  as a  part  of  Post-
                         Effective  Amendment  No.   1   to   the
                         Partnership's Registration Statement  on
                         Form   S-11,  File  No.  33-24129,   and
                         incorporated herein by this reference).

                         28(ii)(c)  Supplement  No.  2   to   the
                         Partnership's Prospectus dated June  30,
                         1989  (filed  as  part of Post-Effective
                         Amendment  No.  2  to the  Partnership's
                         Registration  Statement  on  Form  S-11,
                         File   No.   33-24129  and  incorporated
                         herein by this reference).

                         28(ii)(d)  Supplement  No.  3   to   the
                         Partnership's Prospectus dated July  25,
                         1989  (filed as a part of Post-Effective
                         Amendment  No.  2  to the  Partnership's
                         Registration  Statement  on  Form  S-11,
                         File   No.  33-24129,  and  incorporated
                         herein by this reference).

                         28(ii)(e)  Supplement  No.  4   to   the
                         Partnership's Prospectus dated September
                         13,  1989  (filed  as a  part  of  Post-
                         Effective  Amendment  No.   2   to   the
                         Partnership's Registration Statement  on
                         Form   S-11,  File  No.  33-24129,   and
                         incorporated herein by this reference).

                         28(ii)(f)  Supplement  No.  5   to   the
                         Partnership's Prospectus dated September
                         19,  1989  (filed  as a  part  of  Post-
                         Effective  Amendment  No.   2   to   the
                         Partnership's Registration Statement  on
                         Form   S-11,  File  No.  33-24129,   and
                         incorporated herein by this reference).